NVIT Victory Mid Cap Value Fund Investment Strategy - NVIT Victory Mid Cap Value Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid-cap companies. For these purposes, mid-cap companies are those with market capitalizations similar to those of companies included in the Russell MidCap® Index. The Fund employs a “value” style of investing, which means investing in equity securities that the Fund’s subadviser believes to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. The Fund may invest in stocks of mid-cap companies that are located outside the United States. It may invest in any economic sector and, at times, emphasize one or more particular sectors. The subadviser invests in companies that it believes to be of high quality based on criteria such as market share position, profitability, balance sheet strength, competitive advantages, management competence and the ability to generate excess cash flow. The subadviser uses a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below the subadviser’s assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. The subadviser may sell a security if it believes the stock has reached its fair value estimate, if a more attractive opportunity is identified, or if the fundamentals of the company deteriorate.